[GRAPHIC OMITTED]

                                    Municipal
                                   High Income
                                    Fund Inc.

                                   Quarterly
                                     Report

                               [GRAPHIC OMITTED]

                                      July
                                    31, 1999

------------------------------ [GRAPHIC OMITTED] -------------------------------

                         Municipal High Income Fund Inc.
Dear Shareholder:

      We are pleased to provide the third quarter report for the Municipal High Income Fund Inc. ("Fund") for the nine months ended July 31, 1999. During the nine-month period covered by this report, the Fund paid income dividends totaling $0.44 per share and posted a total return of 1.24% based on net asset value ("NAV"). In comparison, its Lipper, Inc. peer group had an average of negative 0.62% for the same period. (Lipper is a major fund-tracking organization.) In addition, the Fund generated a total return of a negative 8.80% based on its market value. The table below shows the annualized distribution rate and nine-month total return based on the Fund's July 31, 1999 NAV and its New York Stock Exchange ("NYSE") closing price.

     Price                        Annualized                 Nine-Month
   Per Share                  Distribution Rate*            Total Return
--------------                ------------------            ------------

 $9.44 (NAV)                         6.17%                      1.24%
 $8.813 (NYSE)                       6.60%                     (8.80)%

Market and Economic Overview

      Fixed income markets are returning to `normal' in the aftermath of forced liquidations by major hedge funds and negatively impacted global markets in late 1998. The return to normalcy was evident by mid-August, with municipal securities yielding roughly 87% of similar maturity Treasuries - just slightly above average under normal market conditions. Following these forced liquidations, the long bond has exceeded the 6% mark, and municipal securities have been trading at low valuations relative to governments. As a result of last year's crisis (and ensuing credit crunch), the spread between the yields on municipal securities and Treasuries widened.

      The robust state of the U.S. economy contributed to the second highest municipal securities issuance volume in history in 1998. The ability of the market to absorb such volume indicates the steady demand for tax-exempt investments and reflects investor confidence.

      The municipal bond market has come under considerable pressure in recent weeks. Yields on long-term municipals are up 30-40 basis points since the third week in July, substantially more than the increase in Treasury yields over the same period. This increase has occurred in spite of an inflation outlook that is well within the Federal Reserve Board's ("Fed") ability to control, in our opinion. The upward pressure on municipal yields appears to result largely from two factors: 1) the lack of demand for municipal bonds by the traditional institutional sectors that have supported the municipal market, and 2) additional pressures resulting from the pre-Y2K avalanche of issues in the taxable market, which has attracted institutional investors who would otherwise buy municipals.

-----------
* The distribution rate assumes a current monthly income dividend rate of $0.0485 per share for twelve months.


                                       1
--------------------------------------------------------------------------------

------------------------------ [GRAPHIC OMITTED] -------------------------------

      Yields have rebounded sharply, up nearly 3 1/44 of 1% since the beginning of 1999. The slope of the municipal yield curve has remained extremely steep, with 20-year municipals yielding roughly 120 basis points more than 1-year paper. In the Treasury market, the difference between 1-year and 30-year bond yields is only 80 basis points.

Investment Strategy

      The Fund's investment objective is to provide high levels of tax-exempt current income. In pursuit of this objective, the Fund continues to focus on higher coupon bonds in order to maintain an attractive level of current income.

      As previously noted, the Fund seeks maximum current income that is exempt from regular federal income taxes by investing primarily in intermediate- and long-term municipal bonds and municipal leases, rated A, Baa or Ba by Moody's Investors Service, Inc. or by Standard & Poor's Ratings Service. Please note that a portion of the income from this Fund may be subject to the Alternative Minimum Tax ("AMT"). (Standard & Poor's Ratings Service and Moody's Investors Service, Inc. are two major credit reporting and bond-rating agencies.)

      Preferred sectors in the Fund include hospitals, transportation, industrial development revenues, life care (retirement) facilities, and low-income/multi-family housing. These issues tend to represent opportunities for higher yield at good relative values.

      Our overall view is one of cautious optimism. We plan to pursue a reasonably defensive stance, but may slightly extend maturities on a portion of our assets. We remain confident that we can achieve a high level of tax-exempt income, consistent with prudent investing and assessment of credits. Yields on municipal securities have risen quite substantially, and the long end of the yield curve continues to favor this asset class. The Fund tends to contain bonds which are priced to be called prior to maturity, so they consequently have a shorter life than most of the funds in their peer group. We intend to sell off some shorter maturity assets and, in today's attractive rate environment, take a somewhat more positive stance.

      We believe that the recent rise in interest rates has created buying opportunities. Current market conditions should provide a supportive backdrop for municipals for the remainder of 1999.

      Fed actions to control a potentially overly exuberant economy have helped to stabilize markets and have proved beneficial, as we have been able to obtain higher yields on lower-rated securities.

Municipal Bond Market Outlook

      Going forward, we remain positive on the prospects for the municipal bond market. We expect a moderately expanding U.S. economy with the Fed maintaining its vigilance against higher inflationary pressure. We believe that many municipal bond investors are concentrating on


                                        2
--------------------------------------------------------------------------------

------------------------------ [GRAPHIC OMITTED] -------------------------------

long-term opportunities rather than short-term events. Therefore, we are still bullish on the long-term prospects for municipal bonds. Looking ahead, we believe that the U.S. economy should remain strong in the coming months with muted inflationary pressures. Recent economic conditions have created opportunities for municipal securities to catch up with Treasuries, and we continue to see good value at the long end of the market. This scenario, under present economic conditions, creates compelling opportunities in fixed income investments, specifically municipal securities.

      With long-term municipal bond yields in 53 1/44% range and inflation under control, "real" inflation-adjusted yields on longer intermediate and long-term municipals are quite attractive. Following the Fed's August 24 quarter point short-term interest rate increase, we do not anticipate further policy change for the remainder of 1999 amid optimism that the Fed has acted sufficiently to curb inflationary pressures. The rate increase was justified in a statement released by the Fed, citing very tight labor markets, normally functioning financial markets and firmer foreign economies. The intended effect of the rate increase is to slow the economy just a bit to relieve inflationary pressures from tight labor markets. Higher interest rates should, over time, raise the costs of spending and investing for both consumers and businesses, forcing them to cut back and alleviate the strain on the labor market.

      As quality spreads narrow, pricing in the Fed rate increase, we expect continued strong economic growth, benign inflation and tight labor markets. While we believe municipal securities have good value relative to inflation, we expect some upward pressure until markets stabilize with regard to inflation and vigilant Fed actions.

      In closing, we thank you for your investment in the Municipal High Income Fund Inc. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon               /s/ Peter M. Coffey

Heath B. McLendon                   Peter M. Coffey
Chairman                            Vice President and
                                    Investment Officer

August 26, 1999


                                       3
--------------------------------------------------------------------------------

------------------------------ [GRAPHIC OMITTED] -------------------------------

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A more complete description of the Plan begins on page 25. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than 98% of the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of either 98% of the most recently determined NAV per share or 95% of the market price, whichever is greater.

If 98% of the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Fund will buy common stock for your account in the open market or on the New York Stock Exchange.

If the Fund begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the NAV before the purchases are completed, the Fund will attempt to cancel any remaining orders and issue the remaining dividend or distribution in shares at 98% of the Fund's NAV per share. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

To find out more detailed information about the Plan and about how you can participate, please call First Data Investor Services Group, Inc. at (800) 331-1710.

--------------------------------------------------------------------------------


                                       4
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]                                Municipal High Income Fund Inc.
                                             Schedule of Investments (unaudited)
                                                                   July 31, 1999
================================================================================

    FACE
   AMOUNT    RATING(a)                     SECURITY                      VALUE
--------------------------------------------------------------------------------

Alabama -- 3.9%
 $  125,000   Aaa*   Alabama HFA, Single-Family Housing Revenue,
                       10.500% due 12/1/02......................... $    131,562
  1,000,000   Baa3*  Alabama State IDA, Solid Waste Disposal
                       Revenue, Pine City Fiber Co., Remarketed
                       1/2/97, 6.450% due 12/1/23 (b)..............    1,035,000
  4,000,000   BBB    Butler, AL IDB, Solid Waste Disposal Revenue,
                       (James River Corp. Project), 8.000% due
                       9/1/28 (b)(c)...............................    4,480,000
  1,000,000   CCC    Mobile, AL IDB, Solid Waste Disposal Revenue,
                       (Mobile Energy Services Co. Project), 6.950%
                       due 1/1/20..................................      530,000
  1,000,000   AAA    West Jefferson, AL Amusement & Public Park
                       Authority Revenue, (Visionland Project),
                       (Pre-Refunded -- Escrowed with U.S.
                       government securities to 12/1/06 Call @
                       102), 8.000% due 12/1/26....................    1,220,000
                                                                    ------------
                                                                       7,396,562
                                                                    ------------
Arizona -- 1.0%
  2,000,000   BBB-   Gila County, AZ IDA Revenue, ASARCO Inc.,
                       5.550% due 1/1/27...........................    1,870,000
                                                                    ------------
Colorado -- 2.6%
  2,000,000   NR     Colorado Health Facilities Authority Revenue,
                       (Beth Israel at Shalom Park Project), 7.250%
                       due 12/15/25................................    2,067,500
                     Denver, CO City & County Airport Revenue,
                       Series A:
  1,505,000   BBB+     8.500% due 11/15/23 (b).....................    1,599,062
  1,175,000   BBB+     8.000% due 11/15/25 (b).....................    1,248,437
                                                                    ------------
                                                                       4,914,999
                                                                    ------------
Connecticut -- 1.8%
                     Connecticut State Development Authority:
  1,735,000   NR       Aquarium Project Revenue, (Mystic Marinelife
                       Aquarium Project), Series A, 7.000% due
                       12/1/27.....................................    1,810,906
  1,500,000   NR       Health Care Revenue, (Independent Living
                         Project), (Pre-Refunded -- Escrowed with
                         state & local government securities to
                         7/1/03 Call @ 102), Series B, 8.000%
                         due 7/1/17................................    1,700,625
                                                                    ------------
                                                                       3,511,531
                                                                    ------------
District of Columbia -- 1.5%
  3,000,000   Baa3*  District of Columbia, Series A, 5.250% due
                       6/1/27......................................    2,808,750
                                                                    ------------
Florida -- 5.2%
    200,000   A-1+   Dade County, FL IDA, Exempt Facilities
                       Revenue, Florida Power & Light Co., 3.400%
                       due 6/1/21 (d)..............................      200,000
  2,000,000   NR     Florida Housing Finance Corp., Multi-Family
                       Housing Revenue, (Whistlers Cove Apartment
                       Project), 6.500% due 1/1/39 (b).............    1,905,000
  2,750,000   NR     Hillsborough County, FL IDA Revenue,
                       (Lakeshore Villas Project), Sr. Series A,
                       6.750% due 7/1/29...........................    2,746,562
    875,000   NR     Homestead, FL IDR, Community Rehabilitation
                       Providers Program, Series A, 7.950% due
                       11/1/18.....................................      927,500


                       See Notes to Financial Statements.

[GRAPHIC OMITTED]                                Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                   July 31, 1999
================================================================================

    FACE
   AMOUNT    RATING(a)                     SECURITY                      VALUE
--------------------------------------------------------------------------------

Florida -- 5.2% (continued)
$ 1,970,000   NR     Jacksonville, FL Health Facilities Authority
                       Revenue, Mental Health Center of
                       Jacksonville, 9.125% due 10/15/19........... $  2,003,588
  2,000,000   BBB-   Martin County, FL IDA, IDR, (Indiantown
                       Cogeneration Project), Series A, 7.875%
                       due 12/15/25 (b)............................    2,080,000
                                                                    ------------
                                                                       9,862,650
                                                                    ------------
Georgia -- 3.9%
  1,500,000   NR     Atlanta, GA Urban Residential Finance
                       Authority, Multi-Family Housing Revenue,
                       Park Place Apartments, Series A, 6.750%
                       due 3/1/31..................................    1,507,500
  2,000,000   NR     Clayton County, GA Development Authority
                       Revenue, Senior Care Group Inc., (Bayberry
                       Project), Series A, 6.750% due 7/1/29.......    1,957,500
  3,000,000   NR     Forsyth County, GA Hospital Authority,
                       Revenue Anticipation Certificates, (Baptist
                       Health Care System Project), 6.375% due
                       10/1/28.....................................    2,940,000
  1,000,000   NR     Walton County, GA IDA, IDR, (Walton
                       Manufacturing Co. Project), 8.500% due
                       9/1/07......................................    1,113,750
                                                                    ------------
                                                                       7,518,750
                                                                    ------------
Illinois -- 2.4%
  6,750,000   AAA    Chicago, IL Board of Education, Capital
                       Appreciation GO, (School Reform Project),
                       Series B-1, FGIC-Insured, zero coupon bond
                       to yield 5.220% due 12/1/31.................    1,088,437
  2,000,000   A-     Illinois Development Finance Authority,
                       Hospital Revenue, Adventist Health
                       System/Sunbelt Obligation Group, 5.500%
                       due 11/15/29................................    1,837,500
  1,500,000   A+     Illinois Housing Development Authority,
                       Multi-Family Housing Program, Series 5,
                       6.750% due 9/1/23...........................    1,606,875
                                                                    ------------
                                                                       4,532,812
                                                                    ------------
Indiana -- 5.5%
  2,500,000   BB     East Chicago, IN PCR, (Inland Steel Co.
                       Project No. 10), 6.800% due 6/1/13..........    2,512,500
                     Indiana State Development Finance Authority:
  2,000,000   Baa2*    Environmental Revenue, (USX Corp. Project),
                         6.250% due 7/15/30........................    2,072,500
  1,000,000   B+       PCR, (Inland Steel Co. Project No. 13),
                         7.250% due 11/1/11 (b)....................    1,031,250
  4,750,000   Baa2*  Indianapolis, IN Airport Authority Revenue,
                       (United Airlines Inc. Project), Series A,
                       6.500% due 11/15/31 (b).....................    4,969,687
                                                                    ------------
                                                                      10,585,937
                                                                    ------------


                       See Notes to Financial Statements.

[GRAPHIC OMITTED]                                Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                   July 31, 1999
================================================================================

    FACE
   AMOUNT    RATING(a)                     SECURITY                      VALUE
--------------------------------------------------------------------------------

Kentucky -- 1.4%
$ 1,500,000   BBB-   Kenton County, KY Airport Board Revenue,
                       (Delta Airlines Project), Series A, 7.500%
                       due 2/1/20 (b).............................. $  1,606,875
  1,000,000   A      Pendleton County, KY Multi-County Lease
                       Revenue, (Kentucky Association of Counties
                       Leasing Trust Program), Series A, 6.500%
                       due 3/1/19..................................    1,061,250
                                                                    ------------
                                                                       2,668,125
                                                                    ------------
Louisiana -- 5.1%
  1,200,000   A3*    Lake Charles, LA Harbor & Terminal District,
                       Port Facilities Revenue, (Trunkline LNG Co.
                       Project), 7.750% due 8/15/22................    1,333,500
                     Port New Orleans, LA IDR:
                       Avondale Industries, Inc. Project:
  1,400,000   NR         8.250% due 6/1/04.........................    1,527,750
  3,000,000   NR         8.500% due 6/1/14.........................    3,337,500
  1,000,000   CC       Continental Grain Co. Project, 7.500% due
                         7/1/13....................................      997,500
  2,400,000   BB+    West Feliciana Parish, LA PCR, (Gulf States
                       Utilities Co. Project), 8.000% due 12/1/24..    2,470,512
                                                                    ------------
                                                                       9,666,762
                                                                    ------------
Maine -- 0.0%
                     Maine State Housing Authority, Mortgage
                       Purchase Revenue:
     35,000   AA       Series C-2, 7.000% due 11/15/32 (b).........       36,575
     20,000   AA       Series D-1, 8.300% due 11/15/28 (b).........       20,249
                                                                    ------------
                                                                          56,824
                                                                    ------------
Maryland -- 0.8%
  1,500,000   Baa3*  Maryland State Economic Development Corp.,
                       Student Housing Revenue, Collegiate Housing
                       Foundation, Series A, 5.750% due 6/1/19.....    1,473,750
                                                                    ------------
Massachusetts -- 7.0%
  1,000,000   BBB    Massachusetts State Health & Educational
                       Facilities Authority Revenue, Caritas
                       Christi Obligation Group, Series A, 5.625%
                       due 7/1/20..................................      946,250
                     Massachusetts State Industrial Finance Agency
                       Revenue:
  2,000,000   NR       Assisted Living Facility, (Marina Bay LLC
                         Project), 7.500% due 12/1/27 (b)..........    2,122,500
  2,250,000   NR       Chestnut Knoll Project, Series A, 5.500%
                         due 2/15/18...............................    2,109,375
                       Resource Recovery, (SEMASS Partnership
                         Project):
  1,700,000   NR         Series A, 9.000% due 7/1/15...............    1,867,875
  5,840,000   NR         Series B, 9.250% due 7/1/15 (b)...........    6,431,300
                                                                    ------------
                                                                      13,477,300
                                                                    ------------


                       See Notes to Financial Statements.

[GRAPHIC OMITTED]                                Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                   July 31, 1999
================================================================================

    FACE
   AMOUNT    RATING(a)                     SECURITY                      VALUE
--------------------------------------------------------------------------------

Michigan -- 3.5%
$ 2,000,000   BB-    Detroit, MI Local Development Finance
                       Authority, Tax Increment, Series A, 5.500%
                       due 5/1/21.................................. $  1,907,500
                     Garden City, MI Hospital Finance Authority,
                       Hospital Revenue, Garden City Hospital
                       Obligation Group, Series A:
  2,000,000   NR         5.625% due 9/1/10.........................    1,947,500
  1,000,000   NR         5.750% due 9/1/17.........................      966,250
  2,000,000   NR     Michigan State Strategic Fund, Resource
                       Recovery Limited Obligation Revenue, Central
                       Wayne Energy Recovery LP, Series A, 6.900%
                       due 7/1/19 (b)..............................    1,975,000
                                                                    ------------
                                                                       6,796,250
                                                                    ------------
Minnesota -- 0.8%
  1,535,000   AA+    Minnesota State HFA, Single-Family Mortgage
                       Revenue, Series H, 6.700% due 1/1/18........    1,623,263
                                                                    ------------
Montana -- 2.4%
  4,530,000   NR     Montana State Board of Investment Resource
                       Recovery Revenue, (Yellowstone Energy LP
                       Project), 7.000% due 12/31/19 (b)...........    4,563,975
                                                                    ------------
New Hampshire -- 0.8%
  1,000,000   BBB-   New Hampshire Higher Educational & Health
                       Facilities Authority Revenue, New Hampshire
                       College, 6.375% due 1/1/27..................    1,017,500
    500,000   BBB-   New Hampshire State Business Finance
                       Authority, PCR, (Public Service Co. of New
                       Hampshire), Series D, Remarketed 5/1/98,
                       6.000% due 5/1/21 (b).......................      495,625
                                                                    ------------
                                                                       1,513,125
                                                                    ------------
New Jersey -- 5.1%
  3,000,000   B1*    Camden County, NJ Improvement Authority
                       Revenue, (Health Care Redevelopment
                       Project-- Cooper Health System), 5.875%
                       due 2/15/15.................................    2,403,750
  1,000,000   BBB-   Hudson County, NJ Improvement Authority,
                       Solid Waste System Revenue, Series 1, 6.000%
                       due 1/1/29..................................    1,005,000
  1,000,000   NR     New Jersey EDA, Healthcare Facility Revenue,
                       (Sayreville Senior Living Project), Series A,
                       6.375% due 4/1/29...........................      958,750
                     New Jersey Health Care Facilities Financing
                       Authority Revenue:
                       Palisades Medical Center Obligation Group:
    735,000   Baa3*      7.600% due 7/1/21.........................      776,344
  1,150,000   Aaa*       7.600% due 7/1/21, (Pre-Refunded --
                           Escrowed with U.S. government securities
                           to 7/1/02 Call @ 102)...................    1,273,625
  1,000,000   NR       Raritan Bay Medical Center, 7.250% due
                         7/1/27....................................    1,007,500
  2,200,000   NR     New Jersey State Educational Facilities
                       Authority Revenue, Fairleigh Dickinson
                       University, Series C, 6.625% due 7/1/23.....    2,268,750
                                                                    ------------
                                                                       9,693,719
                                                                    ------------


                       See Notes to Financial Statements.

[GRAPHIC OMITTED]                                Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                   July 31, 1999
================================================================================

    FACE
   AMOUNT    RATING(a)                     SECURITY                      VALUE
--------------------------------------------------------------------------------

New Mexico -- 0.4%
 $  775,000   AAA    New Mexico Mortgage Finance Authority, Single-
                       Family Mortgage Program, Series B, FHA-
                       Insured, 8.300% due 3/1/20 (b).............. $    826,344
                                                                    ------------
New York -- 5.7%
  1,900,000   NR     Monroe County, NY IDR Agency, (Empire Sports
                       Project), Series A, 6.250% due 3/1/28.......    1,833,500
  1,500,000   NR     New York City, NY IDA, Civic Facility Revenue,
                       7.500% due 8/1/26...........................    1,582,500
                     New York State Energy, Research & Development
                       Authority, Electric Facility Revenue, LILCO,
                       Series A:
    520,000   Aaa*       7.150% due 12/1/20 (b)....................      564,850
  1,430,000   A-         7.150% due 12/1/20, (Pre-Refunded --
                           Escrowed with U.S. government securities
                           to 6/15/02 Call @ 102) (b)(e)...........    1,558,700
  2,750,000   NR     Port Authority of NY & NJ, Special Obligation
                       Revenue, Fifth Installment, (KIAC Partners
                       Project), Series 4, 6.750% due 10/1/19 (b)..    2,959,688
  2,500,000   NR     Suffolk County, NY Industrial Development
                       Agency, IDR, Nissequogue Cogeneration
                       Partners Facility, 5.500% due 1/1/23 (b)....    2,378,125
                                                                    ------------
                                                                      10,877,363
                                                                    ------------
North Carolina -- 4.1%
  1,750,000   A      Martin County, NC Industrial Facilities & PCR
                       Financing Authority, Solid Waste Disposal,
                       (Weyerhaeuser Co. Project), 6.800% due
                       5/1/24 (b)..................................    1,896,563
  2,300,000   BBB    North Carolina Eastern Municipal Power Agency,
                       Power Systems Revenue, Series B, 7.000%
                       due 1/1/08..................................    2,504,125
                     North Carolina Medical Care Commission:
  1,440,000   NR       Health Care Facilities Revenue, First
                        Mortgage, De Paul Community Facilities,
                        6.125% due 1/1/28..........................    1,422,000
    800,000   Baa1*    Hospital Revenue, Halifax Regional Medical
                         Center Inc., 5.000% due 8/15/24...........      701,000
  1,310,000   BBB+   North Carolina Municipal Power Agency No. 1,
                       Catawaba Electric Revenue, 6.250% due 1/1/17    1,337,838
                                                                    ------------
                                                                       7,861,526
                                                                    ------------
Ohio -- 3.3%
  1,000,000   NR     Cleveland, OH Airport Special Revenue,
                       (Continental Airlines Inc. Project), 9.000%
                       due 12/1/19 (b).............................    1,036,760
  1,000,000   NR     Cuyahoga County, OH Health Care Facilities
                       Revenue, Judson Retirement Community, Series
                       A, 7.250% due 11/15/18......................    1,056,250
                     Montgomery County, OH Health Systems Revenue,
                       Series B-1:
    465,000   BBB      8.100% due 7/1/18...........................      535,331
  1,035,000   AAA      8.100% due 7/1/18, (Pre-Refunded -- Escrowed
                         with state & local government securities
                         to 7/1/06 Call @ 102).....................    1,254,938


                       See Notes to Financial Statements.

[GRAPHIC OMITTED]                                Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                   July 31, 1999
================================================================================

    FACE
   AMOUNT    RATING(a)                     SECURITY                      VALUE
--------------------------------------------------------------------------------

Ohio -- 3.3% (continued)
$ 1,250,000   NR     Ohio State Solid Waste Revenue, Republic
                       Engineered Steels Inc., 9.000% due
                       6/1/21 (b).................................. $  1,362,500
  1,000,000   Baa3*  Ohio State Water Development Authority, PCR,
                       (Ohio Edison Project), Series A, 8.100% due
                       10/1/23 (b).................................    1,030,780
                                                                    ------------
                                                                       6,276,559
                                                                    ------------
Oregon -- 1.0%
  2,000,000   NR     Washington County, OR Housing Authority
                       Revenue, Affordable Housing Pool, Series A,
                       6.125% due 7/1/29...........................    1,942,500
                                                                    ------------
Pennsylvania -- 13.7%
  2,200,000   B+     Allegheny County, PA IDA, Airport Special
                       Facilities Revenue, (USAir Inc. Project),
                       Series B, 8.500% due 3/1/21 (b).............    2,373,250
                     Beaver County, PA IDA, PCR:
  2,500,000   BB+      Cleveland Electric Illuminating Co. Project,
                         7.625% due 5/1/25.........................    2,787,500
  2,000,000   BB+      Toledo Edison Co. Project, 7.625% due 5/1/20    2,230,000
  3,000,000   NR     Dauphin County, PA General Authority Revenue,
                       Hotel & Conference Center, Hyatt Regency,
                       6.200% due 1/1/29...........................    2,951,250
  3,000,000   BBB+   Lebanon County, PA Good Samaritan Hospital
                       Authority Revenue, (Pre-Refunded -- Escrowed
                       with G.E. Capital Corp. medium-term notes to
                       11/1/99 Call @ 102), Series B, 8.250% due
                       11/1/18.....................................    3,093,870
  2,500,000   A-     Luzerne County, PA IDA, Exempt Facilities
                       Revenue, (Pennsylvania Gas & Water Co.
                       Project), Series B, 7.125% due 12/1/22 (b)..    2,690,625
    460,000   NR     Northumberland County, PA IDA, IDR, (Beverly
                       Enterprises Inc. Project), 6.875% due 2/1/03      465,750
  1,500,000   AA+    Pennsylvania HFA, Single-Family Mortgage
                       Revenue, Series 40, 6.900% due 4/1/25 (b)...    1,588,125
  1,000,000   NR     Philadelphia, PA Authority for Industrial
                       Development Revenue, (Host Marriott LP
                       Project), Remarketed 10/31/95, 7.750% due
                       12/1/17 (b).................................    1,091,250
  1,920,000   BBB    Philadelphia, PA Municipal Authority, Lease
                       Revenue, Series B, 6.400% due 11/15/16......    1,987,200
                     Scranton-Lackawanna, PA Health & Welfare
                       Authority Revenue, (Moses Taylor Hospital
                       Project):
  1,905,000   BBB-       6.150% due 7/1/14.........................    1,874,044
  3,050,000   BBB-       6.250% due 7/1/20.........................    3,011,875
                                                                    ------------
                                                                      26,144,739
                                                                    ------------
Puerto Rico -- 0.9%
  1,750,000   BBB-   Puerto Rico Industrial Tourist Educational,
                       Medical & Environmental Control Facilities,
                       (Mennonite General Hospital Project),
                       Series A, 5.625% due 7/1/27.................    1,675,625
                                                                    ------------


                       See Notes to Financial Statements.

[GRAPHIC OMITTED]                                Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                   July 31, 1999
================================================================================

    FACE
   AMOUNT    RATING(a)                     SECURITY                      VALUE
--------------------------------------------------------------------------------

South Carolina -- 2.0%
$ 2,500,000   BBB-   Connector 2,000 Association Inc., SC Toll
                       Road Revenue, (Southern Connector Project),
                       Series A, 5.375% due 1/1/38................. $  2,212,500
    775,000   NR     Florence County, SC IDR, Stone Container
                       Corp., 7.375% due 2/1/07....................      818,594
    755,000   NR     McCormick County, SC COP, 9.750% due 7/1/09...      760,557
                                                                    ------------
                                                                       3,791,651
                                                                    ------------
South Dakota -- 1.0%
  1,865,000   NR     Oglala Sioux Tribe, SD Pine Ridge County,
                       Revenue Bonds, 7.500% due 7/1/13............    1,890,644
                                                                    ------------
Tennessee -- 1.2%
    750,000   AAA    Knox County, TN Multi-Family Housing Mortgage
                       Revenue, SCA Tax Exempt Trust, Knox Health,
                       Education & Housing Development Board,
                       Series A-10, FSA-Insured, 7.125% due 1/1/30.      814,688
  1,415,000   NR     Shelby County, TN Health, Educational &
                       Housing Facilities Board Revenue,
                       Multi-Family Housing (Hedgerow Apartments),
                       6.875% due 7/1/36...........................    1,409,694
                                                                    ------------
                                                                       2,224,382
                                                                    ------------
Texas -- 9.1%
  1,350,000   BBB    Alliance Airport Authority Inc., TX Special
                       Facilities Revenue, (Federal Express Corp.
                       Project), 6.375% due 4/1/21 (b).............    1,409,062
    705,000   A2*    El Paso, TX Housing Finance Corp., Single-Family
                       Mortgage Revenue, Series A, FHA/VA-Insured,
                       8.750% due 10/1/11..........................      749,062
  2,000,000   B1*    El Paso, TX International Airport Revenue,
                       Special Facilities, (Marriott Corp. Project),
                       7.750% due 3/1/12...........................    2,102,500
                     Houston, TX Airport Systems Revenue, Special
                       Facilities, Continental Airlines Inc.:
  1,050,000   Ba1*       Series B, 6.125% due 7/15/27 (b)..........    1,061,812
  3,000,000   Ba1*       Series C, 6.125% due 7/15/27 (b)..........    3,033,750
                     Matagorda County, TX Navigation District No. 1:
  1,000,000   AAA      PCR, (Central Power & Light Co. Project),
                         MBIA-Insured, 6.100% due 7/1/28...........    1,033,150
  1,000,000   BBB+     Reliant Energy Project, Series B, 5.950%
                         due 5/1/30 (b)............................      998,750
                     North Central, TX Health Facility Development
                       Corp. Revenue, Baylor Health Care Systems,
                       Series B, Variable Rate INFLOS:
  1,265,000   AA         7.600% due 5/15/08 (f)....................    1,353,550
    135,000   AA         7.600% due 5/15/08, (Pre-Refunded --
                           Escrowed with state and local government
                           securities to 5/15/02 Call @ 102) (f)...      145,463
                     Northgate Crossing, TX Municipal Utility:
  1,000,000   CCC++    District No. 1, GO, 8.875% due 12/1/13......    1,001,250
  1,000,000   CCC++    District No. 2, Special Tax Revenue, 8.875%
                         due 12/1/13...............................    1,001,250
  3,435,000   BB     Sam Rayburn, TX Municipal Power Supply System
                       Revenue Refunding, Series A, 6.250% due
                       10/1/17.....................................    3,482,231
                                                                    ------------
                                                                      17,371,830
                                                                    ------------


                       See Notes to Financial Statements.

[GRAPHIC OMITTED]                                Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                   July 31, 1999
================================================================================

   FACE
  AMOUNT    RATING(a)                SECURITY                            VALUE
--------------------------------------------------------------------------------

Utah -- 2.0%
$ 1,705,000   NR     Hurricane, UT Health Facilities Development
                       Revenue, (Mission Health Services Project),
                       10.500% due 7/1/20.......................... $  1,812,279
  2,000,000   NR     Utah State HFA Revenue, (RHA Community
                       Services of Utah Inc. Project), Series A,
                       6.875% due 7/1/27...........................    2,045,000
                                                                    ------------
                                                                       3,857,279
                                                                    ------------
Wisconsin -- 0.9%
  1,770,000   NR     Wisconsin State Health & Educational
                       Facilities Authority Revenue, (Benchmark
                       Healthcare of Green Bay Inc. Project),
                       Series A, 7.750% due 5/1/27.................    1,816,463
                                                                    ------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $185,539,882**)...................... $191,091,989
                                                                    ============
------------
(a) All ratings are by Standard & Poor's Ratings Service, except those which are identified by an asterisk (*) are rated by Moody's Investors Service, Inc., or those which are identified by a double dagger (++) are rated by Fitch IBCA, Inc.

(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

(c)   Security is segregated by Custodian for open market purchase commitments.

(d) Variable rate obligation payable at par on demand at any time on no more than seven days notice.

(e) Pre-Refunded bonds escrowed with U.S. government securities are considered by the investment advisor to be triple-A rated even if issuer has not applied for new ratings.

(f) Residual interest bonds-coupon varies inversely with level of short-term tax-exempt interest rates.

**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 14 through 16 for bond ratings and certain security descriptions.


                       See Notes to Financial Statements.

[GRAPHIC OMITTED]                                Municipal High Income Fund Inc.
                                  Summary of Municipal Bonds by Combined Ratings
                                                       July 31, 1999 (unaudited)
================================================================================

--------------------------------------------------------------------------------
                                          Standard &           Percent of
            Moody's        and/or           Poor's          Total Investments
--------------------------------------------------------------------------------
             Aaa                             AAA                  4.3%
             Aa                              AA                   2.5
              A                               A                   6.7
             Baa                             BBB                 27.1
             Ba                              BB                  10.2
              B                               B                   4.1
             Caa                             CCC                  1.3*
             Ca                              CC                   0.5
             P-1                             A-1                  0.1
             NR                              NR                  43.2
                                                                -----
                                                                100.0%
                                                                =====

--------------------------------------------------------------------------------

 * 1.0% was rated by Fitch IBCA, Inc.

[GRAPHIC OMITTED]                                Municipal High Income Fund Inc.
                                                        Bond Ratings (unaudited)

================================================================================

The definitions of the applicable ratings symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA      -- Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.

AA       -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A        -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB      -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B    -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly and CCC speculative and with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa      -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa       -- Bonds rated "Aa" are judged to be of high quality by all standards.
            Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A        -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

[GRAPHIC OMITTED]                                Municipal High Income Fund Inc.
                                            Bond Ratings (unaudited) (continued)

================================================================================

Baa      -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba       -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B        -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over many long period of time may be small.

Fitch IBCA, Inc. ("Fitch") -- Rating may be modified by the addition of a plus (+) sign or minus (-) to show relative standings with the major ratings categories.

BBB      -- Bonds rated "BBB" by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

CCC, CC, -- Default on bonds rated "CCC", "CC", and "C" by Fitch is a real
C possibility. The capacity to meet financial commitments depends solely on a sustained, favorable business and economic environment. Default of some kind on bonds rated "CC" appears probable, a "C" rating indicates imminent default.

NR       -- Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

                                             Short-Term Bond Ratings (unaudited)
================================================================================

A-1      -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

[GRAPHIC OMITTED]                                Municipal High Income Fund Inc.
                                               Security Descriptions (unaudited)

================================================================================

ABAG       -- Association of Bay Area Governments
AIG        -- American International Guaranty
AMBAC      -- American Municipal Bond Assurance Corporation
BAN        -- Bond Anticipation Notes
BIG        -- Bond Investors Guaranty
CGIC       -- Capital Guaranty Insurance Company
CHFCLI     -- California Health Facility Construction Loan Insurance
CONNIE LEE -- College Construction Loan Insurance Association
COP        -- Certificate of Participation
EDA        -- Economic Development Authority
ETM        -- Escrowed to Maturity
FGIC       -- Financial Guaranty Insurance Company
FHA        -- Federal Housing Administration
FHLMC      -- Federal Home Loan Mortgage Corporation
FLAIRS     -- Floating Adjustable Interest Rate Securities
FNMA       -- Federal National Mortgage Association
FRTC       -- Floating Rate Trust Certificates
FSA        -- Financing Security Assurance
GIC        -- Guaranteed Investment Contract
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HDC        -- Housing Development Corporation
HFA        -- Housing Finance Authority
IDA        -- Industrial Development Authority
IDB        -- Industrial Development Board
IDR        -- Industrial Development Revenue
INFLOS     -- Inverse Floaters
ISD        -- Independent School District
LOC        -- Letter of Credit
MBIA       -- Municipal Bond Investors Assurance Corporation
MVRICS     -- Municipal Variable Rate Inverse Coupon Security
PCR        -- Pollution Control Revenue
PSFG       -- Permanent School Fund Guaranty
RAN        -- Revenue Anticipation Notes
RIBS       -- Residual Interest Bonds
RITES      -- Residual Interest Tax-Exempt Securities
SYCC       -- Structured Yield Curve Certificate
TAN        -- Tax Anticipation Notes
TECP       -- Tax-Exempt Commercial Paper
TOB        -- Tender Option Bonds
TRAN       -- Tax and Revenue Anticipation Notes
VA         -- Veterans Administration
VRWE       -- Variable Rate Wednesday Demand

[GRAPHIC OMITTED]                                Municipal High Income Fund Inc.
                                 Statement of Assets and Liabilities (unaudited)
                                                                   July 31, 1999
================================================================================

ASSETS:
   Investments, at value (Cost -- $185,539,882) ................   $191,091,989
   Receivable for securities sold ..............................      1,750,538
   Interest receivable .........................................      2,693,019
                                                                   ------------
   Total Assets ................................................    195,535,546
                                                                   ------------

LIABILITIES:
   Payable for securities purchased ............................      1,415,811
   Payable to bank .............................................        593,884
   Dividends payable ...........................................        262,588
   Investment advisory fees payable ............................         65,863
   Administration fees payable .................................         32,671
   Accrued expenses ............................................        169,510
                                                                   ------------
   Total Liabilities ...........................................      2,540,327
                                                                   ------------
Total Net Assets ...............................................   $192,995,219
                                                                   ============

NET ASSETS:
   Par value of capital shares .................................   $    204,551
   Capital paid in excess of par value .........................    189,974,124
   Overdistributed net investment income .......................       (106,799)
   Accumulated net realized loss from security transactions ....     (2,628,764)
   Net unrealized appreciation of investments ..................      5,552,107
                                                                   ------------
Total Net Assets ...............................................   $192,995,219
                                                                   ============
Shares Outstanding .............................................     20,455,083
                                                                   ------------
Net Asset Value ................................................          $9.44
                                                                   ------------


                       See Notes to Financial Statements.

[GRAPHIC OMITTED]                                Municipal High Income Fund Inc.
                                             Statement of Operations (unaudited)
                                         For the Nine Months Ended July 31, 1999
================================================================================

INVESTMENT INCOME:
   Interest ...................................................    $  9,960,849
                                                                   ------------

EXPENSES:
   Investment advisory fees (Note 3) ..........................         588,125
   Administration fees (Note 3) ...............................         294,063
   Shareholder communications .................................          95,648
   Audit and legal ............................................          38,846
   Directors' fees ............................................          32,162
   Registration fees ..........................................          18,250
   Shareholder and system servicing fees ......................          17,237
   Pricing service fees .......................................          11,220
   Custody ....................................................           7,352
   Other ......................................................           5,225
                                                                   ------------
   Total Expenses .............................................       1,108,128
                                                                   ------------
Net Investment Income .........................................       8,852,721
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 4):
   Realized Gain (Loss) From Security Transactions
   (excluding short-term securities):
     Proceeds from sales ......................................      36,168,426
     Cost of securities sold ..................................      36,724,171
                                                                   ------------
   Net Realized Loss ..........................................        (555,745)
                                                                   ------------

   Change in Net Unrealized Appreciation of Investments:
     Beginning of period ......................................      11,724,011
     End of period ............................................       5,552,107
                                                                   ------------
   Decrease in Net Unrealized Appreciation ....................      (6,171,904)
                                                                   ------------
Net Loss on Investments .......................................      (6,727,649)
                                                                   ------------
Increase in Net Assets From Operations ........................    $  2,125,072
                                                                   ============


                       See Notes to Financial Statements.

[GRAPHIC OMITTED]                                Municipal High Income Fund Inc.
                                             Statements of Changes in Net Assets
                             For the Nine Months Ended July 31, 1999 (unaudited)
                                             and the Year Ended October 31, 1998
================================================================================

                                                            1999           1998
                                                            ----           ----
OPERATIONS:
   Net investment income .............................  $  8,852,721   $ 11,975,257
   Net realized gain (loss) ..........................      (555,745)     1,469,162
   Decrease in net unrealized appreciation ...........    (6,171,904)      (807,512)
                                                        ------------   ------------
   Increase in Net Assets From Operations ............     2,125,072     12,636,907
                                                        ------------   ------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 2):
   Net investment income .............................    (8,942,598)   (12,128,877)
   In excess of net investment income ................            --       (287,412)
                                                        ------------   ------------
   Decrease in Net Assets From
     Distributions to Shareholders ...................    (8,942,598)   (12,416,289)
                                                        ------------   ------------

FUND SHARE TRANSACTIONS (NOTE 5):
   Net asset value of shares issued for
     reinvestment of dividends .......................     1,868,671      3,590,163
                                                        ------------   ------------
   Increase in Net Assets From
     Fund Share Transactions .........................     1,868,671      3,590,163
                                                        ------------   ------------
Increase (Decrease) in Net Assets ....................    (4,948,855)     3,810,781

NET ASSETS:
   Beginning of period ...............................   197,944,074    194,133,293
                                                        ------------   ------------
   End of period* ....................................  $192,995,219   $197,944,074
                                                        ============   ============

* Includes overdistributed net investment income of:..  $   (106,799)  $    (16,922)
                                                        ============   ============


                       See Notes to Financial Statements.

[GRAPHIC OMITTED]                                Municipal High Income Fund Inc.
                                       Notes to Financial Statements (unaudited)

================================================================================

      1. Significant Accounting Policies

      Municipal High Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and asked prices provided by an independent pricing service; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment income amounting to $287,412 was reclassified to paid-in capital. Net realized gains and net assets were not affected by this change; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      2. Exempt-Interest Dividends and Other Distributions

      The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax, to retain such tax-exempt status when distributed to the shareholders of the Fund.

      Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

      3. Investment Advisory Agreement, Administration Agreement and Other Transactions

      SSBC Fund Management Inc., ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.40% of the average daily net assets. SSBC also acts as the administrator of the Fund for which it receives a fee calculated at an annual rate of 0.20% of the average daily net assets. These fees are calculated daily and paid monthly.

[GRAPHIC OMITTED]                                Municipal High Income Fund Inc.
                           Notes to Financial Statements (unaudited) (continued)

================================================================================

      All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

      4. Investments

      During the nine months ended July 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases.........................................................   $34,173,220
                                                                     ===========
Sales.............................................................   $36,168,426
                                                                     ===========

      At July 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation.....................................  $ 8,026,007
Gross unrealized depreciation.....................................   (2,473,900)
                                                                    -----------
Net unrealized appreciation.......................................  $ 5,552,107
                                                                    ===========

      5. Capital Shares

      At July 31, 1999, the Fund had 500,000,000 shares of capital stock authorized with a par value of $0.01 per share.

      Capital stock transactions during the period were as follows:

                                     Nine Months Ended          Year Ended
                                       July 31, 1999         October 31, 1998
                                    -------------------     -------------------
                                    Shares      Amount      Shares      Amount
                                    ------     --------     ------     --------
Shares issued on reinvestment       196,443   $1,868,671    373,334   $3,590,163
                                    =======   ==========    =======   ==========

      6. Capital Loss Carryforwards

      At October 31, 1998, the Fund had, for Federal income tax purposes, approximately $2,072,000 of capital loss carryforwards available to offset future capital gains. To the extent that these capital loss carryforwards are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on October 31 of the year indicated:

                                   2002         2003        2004         2005
================================================================================
Carryforward Amounts            $1,197,000    $270,000    $205,000     $400,000
================================================================================

[GRAPHIC OMITTED]                                Municipal High Income Fund Inc.
                                                Financial Highlights (unaudited)

================================================================================

For a share of capital stock outstanding throughout each year ended October 31, except where noted:

                                1999(1)     1998       1997       1996      1995        1994
                                -------     ----       ----       ----      -----       ----
Net Asset Value,
  Beginning of Period.........    $9.77      $9.76      $9.53      $9.51      $8.98      $9.72
                               --------   --------   --------   --------   --------   --------
Income (Loss) From
Operations:
  Net investment income.           0.44       0.60       0.61       0.63       0.64       0.65
  Net realized and unrealized
    gain (loss)...............    (0.33)      0.03       0.24         --       0.54      (0.72)
                               --------   --------   --------   --------   --------   --------
Total Income (Loss) From
  Operations..................     0.11       0.63       0.85       0.63       1.18      (0.07)
                               --------   --------   --------   --------   --------   --------
Less Distributions From:
  Net investment income.......    (0.44)     (0.61)     (0.62)     (0.61)     (0.65)     (0.65)
  In excess of net investment
    income ...................       --      (0.01)        --         --         --         --
  Net realized gains..........       --         --         --         --         --      (0.02)
                               --------   --------   --------   --------   --------   --------
Total Distributions...........    (0.44)     (0.62)     (0.62)     (0.61)     (0.65)     (0.67)
                               --------   --------   --------   --------   --------   --------
Net Asset Value,
  End of Period...............    $9.44      $9.77      $9.76      $9.53      $9.51      $8.98
                               --------   --------   --------   --------   --------   --------
Total Return, Based on
  Market Value................    (8.80)%++   9.34%     17.22%     10.22%     14.17%    (10.11)%
                               --------   --------   --------   --------   --------   --------
Total Return, Based on
  Net Asset Value.............     1.24%++    6.75%      9.41%      7.39%     14.00%     (0.54)%
                               --------   --------   --------   --------   --------   --------
Net Assets,
  End of Period (000s)........ $192,995   $197,944   $194,133   $187,303   $187,048   $176,379
                               ========   ========   ========   ========   ========   ========
Ratios to Average Net Assets:
   Expenses...................     0.75%+     0.74%      0.74%      0.77%      0.84%      0.84%
   Net investment income           6.02+      6.07       6.38       6.65       6.87       6.98

Portfolio Turnover Rate.......       18%        57%        35%        17%        18%        17%

Market Value, End of Period...   $8.813    $10.125     $9.875     $9.000     $9.000     $8.250

----------
(1)   For the nine months ended July 31, 1999 (unaudited).

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.

[GRAPHIC OMITTED]                                Municipal High Income Fund Inc.
                            Financial Data Per Share of Common Stock (unaudited)

================================================================================

                                                                      Dividend
   Record       Payable        NYSE        Net Asset    Dividend    Reinvestment
    Date         Date      Closing Price*    Value*       Paid         Price
   ------       -------    -------------    ------      --------       -----
  11/25/96     11/29/96       $9.125        $9.57       $0.0510        $9.23
  12/23/96     12/27/96        9.375         9.56        0.0520         9.30
   1/28/97      1/31/97        9.375         9.53        0.0520         9.44
   2/25/97      2/28/97        9.375         9.60        0.0520         9.37
   3/24/97      3/27/97        9.125         9.52        0.0520         9.27
   4/22/97      4/25/97        9.250         9.48        0.0520         9.32
   5/27/97      5/30/97        9.125         9.53        0.0520         9.47
   6/24/97      6/27/97        9.563         9.62        0.0520         9.43
   7/22/97      7/25/97        9.938         9.70        0.0520         9.51
   8/26/97      8/29/97        9.500         9.68        0.0520         9.49
   9/23/97      9/26/97        9.813         9.72        0.0520         9.53
  10/28/97     10/31/97        9.625         9.74        0.0520         9.55
  11/24/97     11/28/97        9.938         9.76        0.0520         9.56
  12/22/97     12/26/97       10.000         9.83        0.0520         9.63
   1/27/98      1/30/98       10.125         9.85        0.0520         9.65
   2/24/98      2/27/98       10.063         9.86        0.0520         9.66
   3/24/98      3/27/98        9.813         9.83        0.0520         9.63
   4/21/98      4/24/98        9.563         9.80        0.0520         9.58
   5/26/98      5/29/98        9.375         9.80        0.0520         9.52
   6/23/98      6/26/98        9.750         9.83        0.0510         9.63
   7/28/98      7/31/98        9.750         9.80        0.0510         9.60
   8/25/98      8/28/98        9.875         9.81        0.0510         9.61
   9/22/98      9/25/98        9.813         9.83        0.0510         9.63
  10/27/98     10/30/98       10.000         9.76        0.0510         9.57
  11/23/98     11/27/98       10.188         9.72        0.0510         9.68
  12/21/98     12/24/98       10.000         9.71        0.0485         9.52
   1/26/99      1/29/99        9.625         9.73        0.0485         9.53
   2/23/99      2/26/99        9.625         9.71        0.0485         9.52
   3/23/99      3/26/99        9.750         9.67        0.0485         9.48
   4/27/99      4/30/99        9.563         9.64        0.0485         9.45
   5/25/99      5/28/99        9.250         9.58        0.0485         9.35
   6/22/99      6/25/99        9.000         9.46        0.0485         9.08
   7/27/99      7/30/99        8.938         9.46        0.0485         8.84

----------
*As of record date.

[GRAPHIC OMITTED]                                Municipal High Income Fund Inc.
                                     Quarterly Results of Operations (unaudited)

================================================================================

                                                                         Net Increase
                                    Net            Net Realized           (Decrease)
              Investment         Investment       and Unrealized        in Net Assets
                Income             Income           Gain (Loss)         From Operations
            ---------------   ----------------   -----------------    ------------------
 Quarter               Per                Per                 Per                 Per
  Ended     Total     Share   Total      Share   Total       Share    Total       Share
--------    -----     -----   -----      -----   -----       -----    ------      ------
 1/31/97  $3,457,602  $0.18  $3,095,243  $0.16  $  591,922   $0.03   $3,687,165   $0.19
 4/30/97   3,361,023   0.17   3,011,000   0.15    (889,987)  (0.05)   2,121,013    0.10
 7/31/97   3,314,095   0.17   2,960,294   0.15   4,722,973    0.24    7,683,267    0.39
10/31/97   3,360,938   0.17   3,016,071   0.15     466,422    0.02    3,482,493    0.17
 1/31/98   3,350,456   0.17   2,981,194   0.15   2,552,783    0.13    5,533,977    0.28
 4/30/98   3,347,620   0.17   2,986,264   0.15  (1,600,055)  (0.08)   1,386,209    0.07
 7/31/98   3,383,910   0.17   3,016,338   0.15     186,317    0.01    3,202,655    0.16
10/31/98   3,350,658   0.17   2,991,461   0.15    (477,395)  (0.02)   2,514,066    0.12
 1/31/99   3,334,071   0.16   2,963,369   0.15    (585,286)  (0.03)   2,378,083    0.12
 4/30/99   3,361,488   0.16   2,990,635   0.15  (2,036,950)  (0.10)     953,685    0.05
 7/31/99   3,265,290   0.16   2,898,717   0.14  (4,105,413)  (0.20)  (1,206,696)  (0.06)

[GRAPHIC OMITTED]                                Municipal High Income Fund Inc.
                                          Dividend Reinvestment Plan (unaudited)

================================================================================

      The Fund's policy, which may be changed by the Fund's Board of Directors, is generally to make monthly distributions of substantially all its net investment income (i.e., income other than net realized capital gains) to the holders of the Fund's common stock. From time to time, when the Fund makes a substantial capital gains distribution, it may do so in lieu of paying its regular monthly dividend, net income of the Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Net realized capital gains, if any, will be distributed to the shareholders at least once a year.

      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose common stock is registered in his or her own name will have all distributions reinvested automatically by First Data as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data, as dividend-paying agent.

      The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the common stock is equal to or exceeds 98% of net asset value ("NAV") per share on the determination date (generally, the record date for the distribution), participants will be issued shares of common stock valued at the greater of (1) 98% of the NAV or (2) 95% of the market price. To the extent that the Fund issues shares to participants in the Plan at a discount to NAV, the interests of remaining shareholders (i.e., those who do not participate in the Plan) in the Fund's net assets will be proportionately diluted.

      If 98% of the NAV per share of the common stock at the time of valuation (which is the close of business on the determination date) exceeds the market price of common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If, following the commencement of the purchases and before First Data has completed its purchases, the market price exceeds 98% of what the NAV per share of the common stock was at the valuation time, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to the greater of
(1) 98% of the NAV per share as of the valuation time, or (2) 95% of the then current market price. In this case, the number of shares of common stock received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which

[GRAPHIC OMITTED]                                Municipal High Income Fund Inc.
                              Dividend Reinvestment Plan (unaudited) (continued)

================================================================================

the Fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share price paid by First Data may exceed 98% of the NAV per share of the common stock. First Data will begin to purchase common stock on the open market as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the Federal securities laws.

      First Data maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. common stock in the account of each Plan participant will be held by First Data an uncertificated form in the name of the Plan participant.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges shall apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a pro-rata share of brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data or the Fund on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, Inc., P.O. Box 9699, Providence, RI 02940-9699 or by telephone at 1-800-451-2010.

                                   ----------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market. As of July 31, 1999, the Fund has not repurchased any shares.

[GRAPHIC OMITTED]                                Municipal High Income Fund Inc.
                                                          Management of the Fund

================================================================================

Directors

Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Charles F. Barber, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President and
Investment Officer

Michael J. Maher
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Adviser and Administrator

SSBC Fund Management Inc.
388 Greenwich Street
New York, New York 10013

Transfer Agent

First Data Investor Services Group, Inc.
P.O. Box 9699
Providence, Rhode Island 02940-9699

Custodian

PNC Bank, N.A.
17th and Chestnut Street
Philadelphia, Pennsylvania 19103

                      (This page intentionally left blank.)

                      (This page intentionally left blank.)

                               [GRAPHIC OMITTED]

This report is intended only for shareholders of Municipal High Income Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                         Municipal High Income Fund Inc.
                              388 Greenwich Street
                                New York, NY10013
                                 (212) 723-9218

                                  FD01013 9/99